UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 10, 2006

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-8504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68 Jonspin Road

Wilmington, Massachusetts 01887

(978) 658-8888

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 10, 2006, UniFirst Corporation (the “Company”) issued a press release (the “Press Release”) announcing that certain selling stockholders plan to offer 4,000,000 shares of the Company’s Common Stock in an underwritten public offering. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Such information, including the exhibit attached hereto, shall not be deemed filed for any purpose, including for purposes of, Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 on the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1*	Press Release dated July 10, 2006

________

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2006	UNIFIRST CORPORATION

By:	/s/ Ronald D. Croatti
Name:	Ronald D. Croatti
Title:	Chairman of the Board, Chief
Executive Officer and President

By:	/s/ John B. Bartlett
Name:	John B. Bartlett
Title:	Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1*	Press Release dated July 10, 2006

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* Filed herewith